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                                FOLD AND DETACH HERE
                                                      -------------------------
                            [GRAPHIC LOGO OMITTED]    | FOR INTERNAL USE ONLY |
                            Provident Bancorp         |-----------------------|
                                                      | Batch No.  |          |
                                                      |------------|----------|
                            STOCK ORDER FORM          | Order No.  |          |
                            Stock Information Center  |------------|----------|
                            400 Rella Boulevard       | Cat No.    |          |
                            Montebello, NY 10901      -------------------------

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|                             DEADLINE AND DELIVERY                            |
|------------------------------------------------------------------------------|
|                                                                              |
|   Expiration Date: 10:00 a.m., New York Time, on December __, 2003,          |
|   unless extended. This original Stock Order Form, properly executed and     |
|   with full payment, must be received (not postmarked) by this deadline      |
|   or it will be void. Delivery will be accepted by mail (please use the      |
|   return envelope provided) or by overnight delivery service to the          |
|   address shown above and on the reverse side of this Form. Stock Order      |
|   Forms may also be hand delivered to the Stock Information Center. Stock    |
|   Order Forms may not be hand- delivered to Provident Bank branches.         |
|   Photocopies and facsimiles of Stock Order Forms will not be accepted.      |
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            PLEASE PRINT CLEARLY AND COMPLETE ALL SHADED AREAS -
                   DETAILED INSTRUCTIONS ON REVERSE SIDE
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----------------------------                                                   |
| (1) SHARES REQUESTED     |                                                   |
| 25 share minimum. See    |  Number of Shares    Price per Share   Amount Due |
| reverse side for maximum |  ----------------                    -------------|
| purchase limitations.    |  |              |   X    $10.00   =  |$      .00 ||
|---------------------------  ----------------                    -------------|
|------------------------------------------------------------------------------|
| (2) METHOD OF PAYMENT Cash and wires will not be accepted.                   |
|------------------------------------------------------------------------------|
| [ ] CHECK HERE IF           [ ]  CHECK HERE AND COMPLETE BELOW IF PAYING BY  |
|     PAYING BY CHECK(S)           DIRECT ACCOUNT WITHDRAWAL(S)                |
|     OR MONEY ORDER(S)            The undersigned authorizes withdrawal from  |
|                                  the Provident Bank passbook, statement      |
|                                  savings, money market or CD account(s)      |
|                                  listed below. There will be no early        |
|                                  withdrawal penalty applicable for funds     |
|                                  authorized below. Provident Bank accounts   |
|                                  with check-writing privileges and IRA       |
|                                  accounts may not be listed for direct       |
|                                  withdrawal below.                           |

| Enclosed is/are check(s),
| drafts or money order(s)         For Internal Use Only    Provident Bank Account Number      Amount
| payable to Provident             ---------------------   ---------------------------------------------
| Bancorp, Inc. totaling:          |                   |   |                                |$     .00 |
|                                  |-------------------|   |--------------------------------|----------|
| -------------                    |                   |   |                                |$     .00 |
| |$      .00 |                    |-------------------|   |--------------------------------|----------|
| -------------                    |                   |   |                                |$     .00 |
|                                  ---------------------   ---------------------------------------------
|                                                                      Total Withdrawal(s)  |$     .00 |
|                                                                                           ------------

|
|-------------------------------------------------------------------------------
|   CHECKS WILL BE CASHED UPON RECEIPT. FUNDS AUTHORIZED FOR ACCOUNT WITHDRAWAL|
|            MUST BE AVAILABLE WITHIN THE DESIGNATED ACCOUNT(S) AT THE         |
|                          TIME THIS FORM IS SUBMITTED.                        |
|------------------------------------------------------------------------------|
|                                                                              |
|------------------------------------------------------------------------------|
| (3) PURCHASER INFORMATION Please read reverse side of this form carefully.   |
|     Only one  box in this section should be checked.                         |
|------------------------------------------------------------------------------|
|                                                                              |
| Subscription Offering  Check the box     If you checked boxes (a),           |
| reflecting the earliest date that        (b) or (c), please provide the      |
| applies to the registrant(s) listed      following information, as of the    |
| in Section 6.                            eligibility date under which you    |
|                                          qualify in the Subscription         |
|                                          Offering.                           |
|                                                                              |

|                                           Name(s) on Account or Accounts Title   Provident Bank Account No(s).
|                                          ----------------------------------------------------------------------
|                                          |                                  |                                  |
| (a) [ ] Eligible Account Holder --       |----------------------------------|----------------------------------|
|         You were a Provident Bank        |                                  |                                  |
|         depositor with an aggregate      |----------------------------------|----------------------------------|
|         of at least $50 on deposit       |                                  |                                  |
|         on June 30, 2002.                |----------------------------------|----------------------------------|
|                                          |                                  |                                  |
| (b) [ ] Supplemental Eligible Account    |----------------------------------|----------------------------------|
|         Holder  -- You were a Provident  |                                  |                                  |
|         Bank depositor with an           -----------------------------------------------------------------------
|         aggregate of at least $50            Please attach a separate page if additional space is required.
|         on deposit on September 30,
|         2003.                                                                |
|                                                                              |
| (c) [ ]  Other Member -- You were a                                          |
|          Provident Bank depositor on                                         |
|          ____________, 2003 or a                                             |
|          borrower at January 7, 1999                                         |
|          whose borrowing(s) remained                                         |
|          outstanding on November __,                                         |
|          2003.                                                               |

|                                                                              |
| Community Offering If (a) through (c)                                        |
| above do not apply to the registrant(s)                                      |
| listed in Section 6, check the first box                                     |
| below that applies to this order.                                            |
|                                                                              |
| (d) [ ] You are a resident of Rockland                                       |
|         County or Orange County, NY.                                         |
|                                                                              |
| (e) [ ] You were a Provident Bancorp, Inc.                                   |
|         stockholder on November __, 2003.                                    |
|                                                                              |
| (f) [ ] You were an Ellenville National                                      |
|         Bank depositor on November __, 2003.                                 |
|                                                                              |
| (g) [ ] You are placing an order in the                                      |
|         Community Offering, and (d) through                                  |
|        (f) above do not apply.                                               |
|                                                                              |
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|                                         |                                    |
| (4) PROVIDENT BANCORP AND PROVIDENT     |(5) NATIONAL ASSOCIATION OF         |
|     BANK MANAGEMENT & EMPLOYEES         |    SECURITIES DEALERS ("NASD")     |
|     Check one box, if applicable.       |    AFFILIATION Check the box only  |
|                                         |     if applicable.                 |
|-----------------------------------------|------------------------------------|
| [ ] Check here if you are a Provident   |[ ] Check here if you are a         |
|     Bancorp or Provident Bank director, |    member of the NASD or a person  |
|     officer or employee.                |    affiliated with an NASD         |
|                                         |    member or a member of the       |
|                                         |    immediate family of any such    |
|                                         |    person to whose support such    |
|                                         |    person contributes directly or  |
|                                         |    indirectly, or if you have an   |
|                                         |    account in which an NASD member,|
|                                         |    or person associated with an    |
|                                         |    NASD member, has a beneficial   |
|                                         |    interest. I agree 1) not to     |
| [ ] Check here if you are a member      |    sell, transfer or hypothecate   |
|     of the immediate family             |    the stock for a period of three |
|     (definition of "immediate family"   |    months following issuance and 2)|
|     is on the reverse side) of a        |    to report this subscription in  |
|     Provident Bancorp, Inc. or          |    writing to the applicable NASD  |
|     Provident Bank director, officer    |    member within one day of payment|
|     or employee.                        |    for the stock.                  |
|------------------------------------------------------------------------------|
|                                                                              |
| (6) STOCK REGISTRATION Please PRINT clearly and provide all information.The  |
|     address you provide below will be used for all future mailings related   |
|     to this order, including delivery of stock certificates. Adding the      |
|     name(s) of non-depositors, or depositors eligible at different dates     |
|     could result in a loss of all or part of your share allocation. Use full |
|     first and last name, not initials.Read reverse side instructions         |
|     carefully for important registration information, including information  |
|     for minors.                                                              |
|-------------------------------------------------------------------------------

|  ---------------------------------------------------------------------------------------------------------------------------
|  (First Name, Middle Initial, Last Name)    | Social Security No./Tax ID No. (first number listed will be used for reporting)
|                                             |
|  -------------------------------------------|-------------------------------------------------------------------------------
|  (First Name, Middle Initial, Last Name)    | Social Security No./Tax ID No.
|                                             |
|  -------------------------------------------|-------------------------------------------------------------------------------
|  (Street Address)                           | (Daytime Phone Number)
|                                             |
|  -------------------------------------------|-------------------------------------------------------------------------------
|  (City, State, Zip)           (County)      | (Evening Phone Number)
|                                             |
|  ---------------------------------------------------------------------------------------------------------------------------

|------------------------------------------------------------------------------|
| (7) FORM OF STOCK OWNERSHIP Check the one applicable box. See reverse side   |
|     for ownership definitions.                                               |
|                                                                              |
|     [ ] Individual.  [ ] Joint Tenants. [ ] Tenants in Common. [ ] Other     |
|     [ ] Corporation. [ ] Partnership.   [ ] Uniform Transfer to Minors       |
|------------------------------------------------------------------------------|

                                                                               |
| FOR BROKER USE ONLY: [ ] IRA   Social Security # of Beneficial Owner:   --------  ----  --------------
|                                (if IRAs are reported by brokerage firm  |      |- |  |- |            |
|                                under a Tax ID #)                        --------  ----  --------------

|------------------------------------------------------------------------------|
| (8) ACKNOWLEDGMENT AND SIGNATURE Please read the following acknowledgement   |
|     carefully.                                                               |
|                                                                              |
|  I agree that after receipt by Provident Bancorp, Inc. this Stock Order      |
|  Form may not be modified or withdrawn without Provident Bancorp's           |
|  consent, and that if withdrawal from a deposit account has been             |
|  authorized above, the amount will not otherwise be available for            |
|  withdrawal. Under penalty of perjury, I certify that (1) the Social         |
|  Security or Tax ID Information and all other information provided hereon    |
|  are true, correct and complete, (2) I am purchasing solely for my own       |
|  account, and there is no agreement or understanding regarding the sale or   |
|  transfer of the shares, or my right to subscribe for shares, and (3) I am   |
|  not subject to backup withholding tax. [Cross out (3) if you have been      |
|  notified by the IRS that you are subject to backup withholding.] I          |
|  acknowledge that the shares of common stock are not a deposit or account    |
|  and are not federally insured, and are not guaranteed by Provident          |
|  Bancorp, Inc. or by the federal government. If anyone asserts that the      |
|  common stock is federally insured or guaranteed, or is as safe as an        |
|  insured deposit, I should call the Regional Director of the Office of       |
|  Thrift Supervision's Northeast Regional Office at (201) 413-1000. I         |
|  further certify that, before purchasing the common stock of Provident       |
|  Bancorp, Inc., I received the Prospectus dated November __, 2003. The       |
|  Prospectus that I received contains disclosure concerning the nature of     |
|  the common stock being offered and, beginning on page __, describes the     |
|  risks involved in the investment. Subscription rights pertain to those      |
|  eligible to subscribe in the Subscription Offering. Federal regulations     |
|  prohibit any person from transferring, or entering into an agreement,       |
|  directly or indirectly, to transfer, the legal or beneficial ownership of   |
|  subscription rights or the underlying securities to the account of          |
|  another. Provident Bancorp, Inc. will pursue any and all legal and          |
|  equitable remedies in the event management becomes aware of the transfer    |
|  of subscription rights. Management will not honor orders known to involve   |
|  such transfer.                                                              |
|                                                                              |
|    [GRAPHIC OMITTED] ORDER NOT VALID UNLESS SIGNED [GRAPHIC OMITTED]         |
|                      -----------------------------                           |
|                                                                              |
| ONE SIGNATURE REQUIRED,UNLESS SECTION (2) OF THIS FORM INCLUDES ACCOUNTS     |
|   REQUIRING MORE THAN ONE SIGNATURE TO AUTHORIZE WITHDRAWAL. IF SIGNING      |
|  AS A CUSTODIAN, CORPORATE OFFICER, ETC.PLEASE INCLUDE YOUR FULL TITLE.      |
|                                                                              |
| ---------------------------------    -----------------------------------     |
| |                               |    |                                 |     |
| ---------------------------------    -----------------------------------     |
| Signature                  (Date)     Signature                   (Date)     |
| (title, if applicable)                (title, if applicable)                 |
|                                                                              |
|  Questions? See the reverse side of this form, or call our Stock             |
|  Information Center, toll free, at 1-(866) 680-PROV, Monday through Friday   |
|  from 9:30 a.m. to 4:00 p.m., New York Time.                                 |
|
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|                                                                              |
|                        STOCK ORDER FORM INSTRUCTIONS                         |
|                                                                              |
|   (1) SHARES REQUESTED -- Indicate the number of shares that you wish to     |
|   purchase and the total amount due. The minimum purchase is 25 shares       |
|   ($250). No person, or persons exercising subscription rights through a     |
|   qualifying deposit held jointly, may purchase more than 40,000 shares      |
|   ($400,000). Further, no person, together with associates or persons        |
|   acting in concert, may purchase an aggregate of more than 80,000 shares    |
|   ($800,000) in all categories of the stock offering combined. Current       |
|   Provident Bancorp, Inc. stockholders are subject to these purchase         |
|   limitationsand to an ownership limitation. See the Prospectus section      |
|   titled "The Conversion -- Limitations on Common Stock Purchases," for a    |
|   detailed description of purchase and ownership limitations and a           |
|   definition of "associates" and of "acting in concert." By signing this     |
|   Stock Order Form, you confirm that your order does not conflict with the   |
|   purchase and ownership limitations.                                        |
|                                                                              |
|   (2) METHOD OF PAYMENT - CHECKS OR MONEY ORDERS: Personal checks, bank      |
|   checks or money orders should be payable to Provident Bancorp, Inc. These  |
|   will be cashed upon receipt. Third party and Provident Bank line of        |
|   credit checks may not be remitted as payment. ACCOUNT WITHDRAWALS: List    |
|   the Provident Bank account(s) and the amount to be withdrawn from each.    |
|   Funds authorized must be available at the time this Stock Order Form is    |
|   submitted. A hold will be placed on the amount(s) designated, and the      |
|   funds will be unavailable to you for withdrawal for other purposes. We     |
|   cannot place holds on checking accounts. If you request that we do so, we  |
|   reserve the right to interpret that as your authorization to immediately   |
|   withdraw the funds from your checking account(s) as if you had remitted a  |
|   check in that amount. Early withdrawal penalties will be waived for        |
|   direct withdrawals for the purchase of shares. Note: Provident Bank        |
|   accounts with check-writing privileges and IRA accounts may not be         |
|   designated for direct withdrawal on this form. Please call the Stock       |
|   Information Center early in the offering period (preferably at least two   |
|   weeks prior to the offering deadline) if you are considering the use of    |
|   IRA funds at Provident Bank, or any other institution, as payment for      |
|   this purchase.Your ability to use retirement funds toward this purchase    |
|   may depend on timing constraints and, possibly, limitations imposed by     |
|   the institution where the funds are currently held.                        |
|                                                                              |
|   (3) PURCHASER INFORMATION - Only one box should be checked in this         |
|   section. In the event that we receive orders for more shares than are      |
|   available, we must allocate the shares as described in our Prospectus.     |
|   Boxes (a) through (c) refer to orders placed in the Subscription           |
|   Offering. Check the one box that reflects the earliest eligibility date    |
|   at which the registrant(s) listed in Section 6 qualified. For Eligible     |
|   Account Holders and Supplemental Eligible Account Holders, in the spaces   |
|   at right, identify the deposit account numbers and titles (name(s)) on     |
|   the account(s) as they were reflected on the eligibility date that you     |
|   checked. Include all deposit accounts in which the purchaser(s) had        |
|   ownership (individual, joint, IRA, etc.). For Other Members, list the      |
|   applicable deposit accounts and/or loan accounts at November ___, 2003.    |
|   If purchasing shares for a minor, list only the minor's accounts. If       |
|   purchasing shares for a corporation, list only the corporation's           |
|   accounts. Attach a separate page, if necessary. Failure to complete this   |
|   section, or providing incomplete or incorrect information, could result    |
|   in a loss of all or part of your share allocation in the event of an       |
|   oversubscription. Boxes (d) through (g) apply to purchases in a Community  |
|   Offering, if Provident Bancorp, Inc. chooses to conduct one. These apply   |
|   only if you do not qualify in the Subscription Offerings (boxes (a)        |
|   through (c)). Check the one box that applies to the registrant(s) listed   |
|   in Section 6. See "The Conversion" section of the Prospectus for further   |
|   details about the Subscription Offering and the Community Offering, and    |
|   the method of allocating shares in the event of an oversubscription.       |
|                                                                              |
|   (4) PROVIDENT BANCORP AND PROVIDENT BANK MANAGEMENT & EMPLOYEES - Check    |
|   the box if any purchaser is a Provident Bancorp or Provident Bank          |
|   director, officer or employee, or a member of their immediate family.      |
|   Immediate family includes spouse, parents, siblings and also children who  |
|   live in the same house as the director, officer or employee.               |
|                                                                              |
|   (5) NASD AFFILIATION - If applicable, check the box.                       |
|                                                                              |
|   (6) STOCK REGISTRATION - Clearly print the name(s) and address in which    |
|   you want the stock certificate registered and mailed. IMPORTANT: If you    |
|   check box (a), (b) or (c) in Section 3 you must register the stock only    |
|   in the name(s) of persons who qualify in your eligibility priority.        |
|   Adding the name(s) of persons who qualify only in a lower eligibility      |
|   priority than yours will be a violation of your subscription rights and    |
|   may result in a loss of part or all of your share allocation. A Social     |
|   Security Number or Tax ID Number must be provided. The first number        |
|   listed will be identified with the stock certificate for tax purposes.     |
|   ONE STOCK CERTIFICATE WILL BE GENERATED PER ORDER FORM. IF CERTIFICATES    |
|   OF VARIED SHARE AMOUNTS ARE DESIRED, YOU MUST COMPLETE SEPARATE STOCK      |
|   ORDER FORMS (EACH FOR A MINIMUM OF 25 SHARES OR $250).                     |
|                                                                              |
|   (7) FORM OF STOCK OWNERSHIP -- For reasons of clarity and                  |
|   standardization, the stock transfer industry has developed uniform         |
|   stockholder registrations for issuance of stock certificates. If you have  |
|   any questions, please consult your legal advisor. When registering stock,  |
|   do not use two initials. Use full first name, middle initial and last      |
|   name. Check the one box that applies.                                      |
|                                                                              |
|   BUYING STOCK INDIVIDUALLY: Indicate the name, mailing address and Social   |
|   Security Number of the individual owner. Include the first name, middle    |
|   initial and last name of the individual. Omit words that do not affect     |
|   ownership, such as "Mrs.," "Dr.," "special account," etc.You may not       |
|   indicate a beneficiary. Upon the individual's death, the stock will be     |
|   owned by the estate and distributed as indicated by the will or otherwise  |
|   in accordance with law. If ordering in the Subscription Offering, the      |
|   individual listed must have had an eligibility priority on June 30, 2002,  |
|   September 30, 2003 or November __, 2003.                                   |
|                                                                              |
|   BUYING STOCK JOINTLY: If registering stock in more than one person's name  |
|   for an order placed in the Subscription Offering, only persons with        |
|   qualifying accounts at the same date (June 30, 2002, September 30, 2003    |
|   or November __, 2003) may be listed. Two choices exist for stock           |
|   registered in more than one name:                                          |
|                                                                              |
|         JOINT TENANTS -- Joint Tenancy (with Right of Survivorship) may be   |
|         specified to identify two or more owners where ownership is          |
|         intended to pass automatically to the surviving tenant(s). All       |
|         owners must agree to the transfer or sale of shares.                 |
|                                                                              |
|         TENANTS IN COMMON -- Upon the death of one co-tenant, ownership of   |
|         the stock will be held by the surviving co-tenant(s) and by the      |
|         heirs of the deceased co-tenant. All parties must agree to the       |
|         transfer or sale of shares.                                          |
|                                                                              |
|   BUYING STOCK FOR A MINOR: A minor may acquire stock under the Uniform      |
|   Transfers to Minors Act if the minor is the actual owner of the stock,     |
|   with an adult custodian listed on the stock registration, who is           |
|   responsible for the investment until the minor reaches legal age (18 or    |
|   21 years or age, depending on the state). Only one minor and one           |
|   custodian may be listed. Please note that if ordering in the Subscription  |
|   Offering, the minor must have had an eligibility priority at June 30,      |
|   2002, September 30, 2003 or November __, 2003.                             |
|                                                                              |
|   Completing Section 6 for a Minor: On the first line, print the first       |
|   name, middle initial and last name of the custodian; followed by "CUST."   |
|   On the second line, print the first name, middle initial and last name of  |
|   the minor. To the right of the minor's name, indicate his or her Social    |
|   Security Number; do not list the custodian's Social Security Number.       |
|   Standard postal service state abbreviations should be used. For example,   |
|   stock held by John P. Doe as custodian for Susan A. Doe under the New      |
|   York Uniform Transfers to Minors Act will be abbreviated John P. Doe,      |
|   CUST Susan A. Doe UTMA-NY.                                                 |
|                                                                              |
|   BUYING STOCK FOR A CORPORATION/PARTNERSHIP: On the first name line, write  |
|   the name of the corporation or partnership and list that entity's Tax ID   |
|   Number. Note that, if ordering in the Subscription Offering, the           |
|   corporation or partnership must have had an eligibility priority at June   |
|   30, 2002, September 30, 2003 or November__, 2003.                          |
|                                                                              |
|   BUYING STOCK THROUGH AN IRA: Please contact the Stock Information Center   |
|   as soon as possible for assistance with IRA-related questions.Your         |
|   ability to use such funds for the purchase may depend on timing            |
|   constraints and, possibly, on limitations imposed by the institution       |
|   where the funds are currently held. If ordering in the Subscription        |
|   Offering, the beneficial owner of the IRA must have had an eligibility     |
|   priority at June 30, 2002, September 30, 2003 or November __, 2003.        |
|                                                                              |
|   FOR BROKER/TRUSTEE USE ONLY -- Placing an Order for Self-directed          |
|   Retirement Accounts: Registration should reflect the firm's registration   |
|   requirements. For example, on the first line, indicate the name of the     |
|   firm followed by "TRUSTEE" or "CUSTODIAN" followed by the name of the      |
|   beneficial owner on the second line (for example: FBO JOHN SMITH IRA).     |
|   You may indicate an account number or other identifying information.       |
|   Indicate the firm's address and department where mailings should be        |
|   directed, including the stock certificate. Indicate the Tax ID Number      |
|   under which your firm's IRAs are reported.                                 |
|                                                                              |
|   BUYING STOCK IN A TRUST/FIDUCIARY CAPACITY: An example of fiduciary        |
|   ownership of stock in the case of a trust is: John P. Doe, Trustee Under   |
|   Agreement Dated 10-1-99 for Susan A. Doe. Information provided with        |
|   respect to stock to be held in a fiduciary capacity must include: The      |
|   name(s) of the fiduciary, the fiduciary capacity, such as administrator,   |
|   executor, personal representative, conservator, trustee, etc. A            |
|   description of the document governing the fiduciary relationship, such as  |
|   a trust agreement or court order. The date of the document governing the   |
|   relationship, except that the date of a trust created by a will need not   |
|   be included. The name of the maker, donor or testator and the name of the  |
|   beneficiary.                                                               |
|                                                                              |
|   (8) ACKNOWLEDGMENT AND SIGNATURE - Please review this form before signing  |
|   and read the Prospectus carefully before making an investment              |
|   decision.Stock Order Forms submitted without a signature will not be       |
|   accepted.                                                                  |
|                                                                              |
|    A postage-paid return envelope is enclosed. If sending via overnight      |
|                           delivery, address to:                              |
|                                                                              |
|  Provident Bancorp, Inc., Stock Information Center, 400 Rella Boulevard,     |
|                         Montebello, New York 10901                           |
|                                                                              |
|     QUESTIONS? Call toll free, 1-(866) 680-PROV, Monday through Friday       |
|                 from 9:30 a.m. to 4:00 p.m., New York Time                   |
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